EAIC Variable Contract Account A

Annual Report
December 31, 2024

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
ASSETS:
Investments at fair value (1)	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650
Purchase payments receivable	—	—	—	18	124	500
Receivable from fund shares sold	—	—	—	—	—	12,818
Total Assets	19,112,922	15,198,552	8,313,434	112,779,666	27,488,655	207,406,968

LIABILITIES:
Payables for fund shares Purchased	$—	$—	$—	$18	$117	$—
Redemptions payable	—	—	—	—	7	13,318
Total Liabilities	—	—	—	18	124	13,318

NET ASSETS	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

NET ASSETS REPRESENTED BY:
Accumulation units	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

ACCUMULATION UNITS OUTSTANDING	880,321	627,357	473,374	6,608,516	913,068	10,154,239

UNIT VALUE (ACCUMULATION)	$21.71	$24.23	$17.56	$17.07	$30.11	$20.42

(1) Cost of investments:	$8,129,408	$7,083,931	$4,608,086	$100,042,438	$22,587,668	$169,243,350
Shares of investments:	682,117	468,946	390,669	8,635,501	1,571,671	4,277,040

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
INVESTMENT INCOME:
Dividends	$—	$—	$—	$6,170,514	$695,814	$4,534,683

EXPENSES:
Mortality and expense risk	211,553	153,096	88,282	1,125,644	306,515	2,219,690

NET INVESTMENT INCOME (LOSS)	(211,553)	(153,096)	(88,282)	5,044,870	389,299	2,314,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	—	—	2,362,726	1,382,685	6,380,637
Net realized gain (loss) on sale of fund shares	689,023	1,316,967	122,416	1,678,748	797,300	3,951,782
Net change in unrealized appreciation on investments	1,377,881	720,874	498,419	5,863,145	682,758	13,954,390

Net realized and unrealized gain on investments	2,066,904	2,037,841	620,835	9,904,619	2,862,743	24,286,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,855,351	$1,884,745	$532,553	$14,949,489	$3,252,042	$26,601,802

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$(211,553)	$(153,096)	$(88,282)	$5,044,870	$389,299	$2,314,993
Realized gain distributions	—	—	—	2,362,726	1,382,685	6,380,637
Net realized gain on sale of fund shares	689,023	1,316,967	122,416	1,678,748	797,300	3,951,782
Net change in unrealized appreciation on investments	1,377,881	720,874	498,419	5,863,145	682,758	13,954,390

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,855,351	1,884,745	532,553	14,949,489	3,252,042	26,601,802

CONTRACT TRANSACTIONS:
Purchase payments received	1,250,542	1,053,232	—	13,491,157	733,348	1,976,154
Transfers for contract benefits and terminations	(1,631,070)	(4,407,117)	(512,950)	(19,567,300)	(4,541,494)	(33,029,391)
Net transfers	—	—	—	1,101,144	(29,726)	(1,144,830)
Contract maintenance charges	—	(75)	—	(2,242)	(12,185)	(6,833)
Other, net	—	—	—	94,273	12,606	48,705

DECREASE IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(380,528)	(3,353,960)	(512,950)	(4,882,968)	(3,837,451)	(32,156,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,474,823	(1,469,215)	19,603	10,066,521	(585,409)	(5,554,393)

NET ASSETS:
Beginning of period	17,638,099	16,667,767	8,293,831	102,713,127	28,073,940	212,948,043
End of period	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531	$207,393,650

CHANGES IN UNIT OUTSTANDING:
Units issued	64,035	68,450	—	928,331	27,664	128,171
Units redeemed	(82,849)	(221,175)	(30,363)	(1,240,040)	(157,642)	(1,836,132)

Net decrease	(18,814)	(152,725)	(30,363)	(311,709)	(129,978)	(1,707,961)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2023
	INVESTMENT DIVISIONS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z	Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$(177,952)	$(140,753)	$(81,197)	$1,892,823	$378,176	$2,695,411
Realized gain distributions	—	—	—	119,491	—	4,817,300
Net realized gain (loss) on sale of fund shares	19,619	69,258	(42,698)	(1,523,064)	(130,928)	(41,753)
Net change in unrealized appreciation on investments	2,350,258	2,351,994	919,850	14,458,604	3,642,123	23,208,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,191,925	2,280,499	795,955	14,947,854	3,889,371	30,679,931

CONTRACT TRANSACTIONS:
Purchase payments received	1,512,487	1,807,657	335,812	13,520,407	1,803,403	20,511,803
Transfers for contract benefits and terminations	(1,798,822)	(587,247)	(895,735)	(9,390,586)	(2,622,691)	(24,904,240)
Net transfers	(17,477)	(423,507)	440,984	(8,214)	16	13,714
Contract maintenance charges	(25)	—	—	(2,963)	(21,458)	(10,095)
Other, net	—	—	—	35,689	37,547	256,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(303,837)	796,903	(118,939)	4,154,333	(803,183)	(4,132,046)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,888,088	3,077,402	677,016	19,102,187	3,086,188	26,547,885

NET ASSETS:
Beginning of period	15,750,011	13,590,365	7,616,815	83,610,940	24,987,752	186,400,158
End of period	$17,638,099	$16,667,767	$8,293,831	$102,713,127	$28,073,940	$212,948,043

CHANGES IN UNITS OUTSTANDING:
Units issued	80,656	88,435	49,040	997,517	80,154	1,349,373
Units redeemed	(99,741)	(50,787)	(56,672)	(705,800)	(109,353)	(1,554,480)

Net increase (decrease)	(19,085)	37,648	(7,632)	291,717	(29,199)	(205,107)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2024
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The EAIC Variable Contract Account A (the Series Account), a separate account of Empower Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for group variable annuity contracts. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.
Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.
New sales of certain products which invest in the Series Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Series Account, subject to the rules of the products and any optional benefits.
Security Valuation
Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2024, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as 'Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Investment Divisions.
Federal Income Taxes
The operations of each of the Investment Division of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Segment Reporting
The Series Account has adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Series Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Series Account’s financial position or results of operations. The Empower Product Team acts as the Series Account’s chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to the Series Account. The CODM has concluded that each Investment Division operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Series Account’s financial statements.
Purchase Payments Received
Purchase payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Transfers for Contract Benefits and Terminations
Represent amounts that contract owners have directed to be moved among investment divisions within the Series Account, in addition to permitted transfers to and from the general account group annuity stable value products.
Net Transfers
Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments including interest to participant accounts.

2. PURCHASES AND SALES OF INVESTMENTS
The costs of purchases and proceeds from sales of investments for the year ended December 31, 2024, were as shown below.

	Purchases	Sales
AST Balanced Asset Allocation Portfolio	$1,349,641	$1,941,718
AST Capital Growth Asset Allocation Portfolio	1,604,811	5,111,863
AST Preservation Asset Allocation Portfolio	5,205	606,426
PGIM 60/40 Allocation Fund - Class R6	21,671,047	19,142,572
PGIM Balanced Fund - Class Z	2,407,282	4,472,663
Vanguard Balanced Index Fund - Institutional Shares	11,667,769	35,128,338
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Insurance and Administrative Charges
The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Series Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each investment division. The following are the maximum insurance and administrative charges of the respective products, each funded through the Series Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk.
ERSA and ERSA II: 1.60%
ERSA Ill and ERSA VII: 1.75%
ERSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B
ERSA VI: 1.50%
ERSA VIII: 0.00%
ERSA IX: 0.00%
Transfer Fees
A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units within Net transfers between other investment divisions or fixed rate option on the Statements of Changes in Net Assets.
Contract Maintenance Charges
A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. This charge may vary by contract type.
Guaranteed Benefit Charges
Each annuity funded through the Series Account offers a standard guaranteed minimum withdrawal benefit named lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the lncomeFlex benefit for the lifetime of an eligible spouse.
For the ERSA, ERSA II and ERSA VIII, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each investment division. The maximum charge for the standard lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.
For ERSA III, ERSA IV, ERSA VI, ERSA VII, and ERSA IX there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for lncomeFlex for the respective products are as follows:

ERSA Ill: 1.50%
ERSA IV: 1.50% for Plan Type A and Plan Type B
ERSA VI: 1.50%
ERSA VII: 1.50%
ERSA VIII: 1.45%
ERSA IX: 1.50%
These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk.
Premium Taxes
Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Series Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units within Other, net on the Statements of Changes in Net Assets.
Participant Loan Charges
For ERSA IV, the Company charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in ERSA IV. This charge is a contract level charge assessed through the redemption of units.
For ERSA VI, the Company charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly within Other, net on the Statements of Changes in Net Assets.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2024, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 4, 2025. No subsequent events requiring adjustments or disclosures have occurred.

5. FINANCIAL HIGHLIGHTS
For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.
The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
		Lowest	—	Highest			Lowest	—	Highest	Lowest	—	Highest

	AST Balanced Asset Allocation Portfolio
2024	880	$21.31	to	$21.93	$19,113	0.00%	0.95%	to	1.45%	10.30%	to	10.87%
2023	704	$19.32	to	$19.78	$17,638	0.00%	0.95%	to	1.45%	14.10%	to	14.67%
2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%

	AST Capital Growth Asset Allocation Portfolio
2024	627	$23.62	to	$24.30	$15,199	0.00%	0.95%	to	1.45%	12.74%	to	13.29%
2023	588	$20.95	to	$21.45	$16,668	0.00%	0.95%	to	1.45%	16.40%	to	16.98%
2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%

	AST Preservation Asset Allocation Portfolio
2024	473	$17.17	to	$17.67	$8,313	0.00%	0.95%	to	1.45%	6.24%	to	6.78%
2023	420	$16.17	to	$16.55	$8,294	0.00%	0.95%	to	1.45%	10.17%	to	10.72%
2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%

	PGIM 60/40 Allocation Fund - Class R6
2024	6,609	$17.01	to	$17.46	$112,780	5.67%	1.00%	to	1.15%	14.93%	to	15.02%
2023	8,453	$14.80	to	$15.18	$102,713	3.14%	1.00%	to	1.15%	17.75%	to	17.75%
2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%

	PGIM Balanced Fund - Class Z
2024	913	$28.42	to	$31.90	$27,489	2.45%	1.00%	to	1.15%	12.07%	to	12.21%
2023	1,685	$25.36	to	$28.43	$28,074	2.51%	1.00%	to	1.15%	15.74%	to	15.91%
2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%

	Vanguard Balanced Index Fund - Institutional Shares
2024	10,154	$19.32	to	$25.33	$207,394	2.15%	1.00%	to	1.20%	13.23%	to	13.45%
2023	4,776	$17.03	to	$22.37	$212,948	2.15%	1.00%	to	1.20%	16.18%	to	16.42%
2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of Empower Annuity Insurance Company and the Contract Owners of
EAIC Variable Contract Account A
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the investment divisions listed in Appendix A of EAIC Variable Contract Account A (the “Series Account”) as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2024, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 4, 2025
We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Investment Divisions of EAIC Variable Contract Account A

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM 60/40 Allocation Fund - Class R6
PGIM Balanced Fund - Class Z
Vanguard Balanced Index Fund - Institutional Shares